                      STATEMENT OF ADDITIONAL INFORMATION

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA
                                 MARCH 1, 2004

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                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 698-3000

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                   ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                               INVESTMENT ADVISER

                        FIRST EAGLE FUNDS DISTRIBUTORS,
                        A DIVISION OF ASB SECURITIES LLC
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                  DISTRIBUTOR

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    This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, five separate portfolios of First Eagle Funds, Inc. (the 'Company'), an open-end management investment company formerly known as First Eagle SoGen Funds, Inc., in addition to the information contained in the Prospectus of the Company dated March 1, 2004. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Company, copies of which can be obtained by writing or by calling the Company at (800) 334-2143.

    Certain disclosure, including the Funds' financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Company's annual reports. For a free copy of the annual reports, please call the Company at (800) 334-2143.

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                               TABLE OF CONTENTS

                                                              STATEMENT OF
                                                               ADDITIONAL
                                                              INFORMATION

                                                                  PAGE
                                                              ------------
Organization of the Funds...................................        1
Investment Objective, Policies and Restrictions.............        2
Management of the Company...................................       19
Investment Advisory and Other Services......................       26
Voting of Proxies...........................................       28
Distributor of the Funds' Shares............................       28
Capital Stock...............................................       29
Computation of Net Asset Value..............................       29
Disclosure of Portfolio Holdings............................       30
How to Purchase Shares......................................       30
Tax Status..................................................       30
Portfolio Transactions and Brokerage........................       35
Custody of Portfolio........................................       37
Independent Auditors........................................       37
Financial Statements........................................       37
Appendix....................................................      A-1

                           ORGANIZATION OF THE FUNDS

    First Eagle Global Fund (formerly First Eagle SoGen Global Fund), First Eagle Overseas Fund (formerly First Eagle SoGen Overseas Fund), First Eagle U.S. Value Fund, First Eagle Gold Fund (formerly First Eagle SoGen Gold Fund) and First Eagle Fund of America (each individually referred to as a 'Fund,' collectively, the 'Funds' or, alternatively, the 'Global Fund,' the 'Overseas Fund,' the 'U.S. Value Fund,' the 'Gold Fund,' and the 'First Eagle Fund of America,' respectively) are five separate portfolios of First Eagle Funds, Inc. (the 'Company'), formerly First Eagle SoGen Funds, Inc., an open-end investment management company incorporated under the laws of Maryland in May 1993. The Board of Directors of the Company approved changing the name of the Company from 'First Eagle SoGen Funds, Inc.' to 'First Eagle Funds, Inc.' effective
December 31, 2002. Previously, the Board of Directors of the Company approved changing the name of the Company from 'SoGen Funds, Inc.' to 'First Eagle SoGen Funds, Inc.' effective December 31, 1999. Each Fund is a separate, diversified portfolio of assets (other than the First Eagle Fund of America, which is a non-diversified portfolio of assets) and has a different investment objective which it pursues through separate investment policies, as described below. The Company's investment adviser is Arnhold and S. Bleichroeder Advisers, LLC ('ASB Advisers' or the 'Adviser'), a registered investment adviser. The Company's principal underwriter is First Eagle Funds Distributors, a division of ASB Securities LLC ('First Eagle Distributors' or the 'Distributor'), a registered broker-dealer located in New York. Both ASB Advisers and ASB Securities LLC are wholly owned subsidiaries of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of New York.

    Pursuant to the laws of Maryland, the Company's state of incorporation, the Board of Directors of the Company has adopted By-Laws of the Company that do not require annual meetings of the Funds' shareholders. The absence of a requirement that the Company hold annual meetings of the Funds' shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the 'Investment Company Act') or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning 10% of a Fund's outstanding shares. The cost of any such notice and meeting will be borne by each Fund.

    Under the provisions of the Investment Company Act, a vacancy on the Board of Directors of the Company may be filled between meetings of the shareholders of the Company by vote of the Directors then in office if, immediately after filling such vacancy, at least two-thirds of the Directors then holding office have been elected to the office of Director by the shareholders of the Funds. In the event that at any time less than a majority of the Directors of the Company holding office at that time were elected by the shareholders of the Funds, the Board of Directors or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing directors to fill any vacancies in the Board of Directors.

    The staff of the Securities and Exchange Commission ('SEC') has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10 percent of the outstanding shares of the trust, to apply to investment companies, such as the Company, that are incorporated under Maryland law.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective of the Funds

    GLOBAL FUND. The Global Fund's investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and around the world. In seeking to achieve this objective, the Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, the Fund reserves the right to invest a portion of its assets in fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital.

    OVERSEAS FUND. The Overseas Fund seeks long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in companies traded in mature markets and may invest in emerging markets. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities. The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.

    U.S. VALUE FUND. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities (at least 65% in equity securities). The Fund uses the techniques and invests in the types of securities described below and in the Fund's Prospectus.

    GOLD FUND. The Gold Fund seeks growth of capital in the context of investing primarily in precious metals and/or securities directly related to precious metals or of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries. Gold-related investments have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in precious metals and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to precious metals or of issuers engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.

    FIRST EAGLE FUND OF AMERICA. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of First Eagle Fund of America's assets will be invested in domestic equity and debt securities and at least 65% will be invested in domestic equity securities.

    When deemed appropriate by a Fund's investment adviser for short-term investment or defensive purposes, a Fund may hold up to 100% of its assets in short-term debt instruments including U.S. government obligations, commercial paper and certificates of deposits. Investors should refer to each Fund's Prospectus for further discussion of the Fund's investment objective and policy. There can be no assurance that a Fund's stated objective will be realized.

POLICIES AND TECHNIQUES APPLICABLE TO ALL FUNDS

    The investment objectives of the Funds describe each Fund's principal investment strategies. Except as otherwise described below, each of the investment techniques below are considered to be non-principal techniques for each Fund.

INVESTMENT POLICIES, TECHNIQUES AND RISKS OF THE GLOBAL FUND, OVERSEAS FUND, U.S. VALUE FUND, AND GOLD FUND

    Structured Notes. Each of the Global Fund and the U.S. Value Fund may invest up to 5% of its assets in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the Fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.

    The Overseas Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators, and the Gold Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of gold or other precious metals.

Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

    Investment in structured securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

    Foreign Securities. Each Fund may (and the Global Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund and the Overseas Fund. The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets. GDR's are designed for use in the U.S. and European securities markets. Each of the Funds may invest in both 'sponsored' and 'unsponsored' ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. No Fund expects to invest more than 5% of its total assets in unsponsored ADRs. The U.S. Value Fund does not intend to invest more than a small portion of its total assets in foreign securities.

    With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under 'Currency Exchange Transactions.')

    Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

    Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

    The cost of investing in foreign securities is higher than the cost of investing in U.S. securities. Investing in each Fund (other than the U.S. Value Fund, which only invests in foreign securities on a de minimis basis) is an efficient way for an individual to participate in foreign markets, but its expenses, including advisory and custody fees, are higher than the expenses of a typical mutual fund that invests in domestic equities.

    Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% in the case of the Global Fund and the U.S. Value Fund) in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale ('restricted securities'). Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the '1933 Act'). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

    Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Directors of the Company, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

    Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund typically will not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds generally will be subject to each Fund's limitations on investments in 'illiquid securities,' as described immediately above.

    Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

    Lower-Rated Debt Securities. Each of the Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ('S&P') or Ba or lower by Moody's Investors Service, Inc. ('Moody's'), commonly called 'junk bonds') and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

    Securities rated BBB by S&P or Baa by Moody's (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See 'Computation of Net Asset Value.' Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher rated securities.

    Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities' prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

    A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

    Futures and Options on Futures. The Overseas Fund and Gold Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant 'built in' leverage and can be entered into with relatively small 'margin' commitments relative to the resulting investment exposure. Futures contracts and similar 'derivative' instruments are also subject to the risk of default by the counterparties to the contracts.

    The Overseas Fund and Gold Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ('CFTC').

    Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the investment adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

    Positions of the SEC and its staff may require a Fund to segregate liquid assets in connection with its options and commodities (futures) transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the investment adviser's ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.

    Currency Exchange Transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ('Forward Contract'). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.

    Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract with respect to a portfolio security position denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

    At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

    When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

    At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

    Securities purchased on a when-issued or delayed delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed delivery securities before their settlement dates if deemed advisable.

INVESTMENT POLICIES, TECHNIQUES AND RISKS OF THE FIRST EAGLE FUND OF AMERICA

    The First Eagle Fund of America is an open-end, non-diversified mutual fund. The Fund may purchase call and put options and sell covered call and covered put options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, acquire positions in futures contracts and related options traded on a commodities exchange or board of trade. The First Eagle Fund of America may under certain circumstances invest in securities issued by other investment companies. If the First Eagle Fund of America invests in such securities, investors may be subject to duplicate investment management or distribution fees.

    The Adviser invests the assets of the First Eagle Fund of America in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. As a non-diversified mutual fund, the First Eagle Fund of America may have a greater investment concentration in some securities than a diversified mutual fund.

    Foreign Securities. The First Eagle Fund of America may invest in foreign securities issued by companies of any nation regardless of its level of development. The risks involved in investing in foreign securities include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. Additionally, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Settlement of securities traded on foreign markets often takes longer than on U.S. markets. In some foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments in those countries. To attempt to limit the risks of investing in foreign securities, the First Eagle Fund of America may use hedging techniques. In the event of a default of any foreign debt obligation, it may be more difficult to obtain or enforce a judgment against the issuers of those securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Foreign currency is also subject to similar risks. Foreign securities and currencies will be held by the First Eagle Fund of America's custodian, an 'eligible foreign custodian' or a 'qualified U.S. bank,' as those terms are defined in the Investment Company Act and the rules and regulations thereunder.

    Debt Securities. The First Eagle Fund of America may invest in debt securities without regard to credit ratings. Investing in debt securities involves other risks including interest rate and credit risks. Interest rate risk is the risk that a rise in interest rates will cause the value of the debt securities to go down. Credit rate risk is the risk that the issuer of a debt security will not be able to make principal and interest payments.

    High Yield Securities. Changes in the economy and interest rates affect high-yield securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers will likely experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond owned by the First Eagle Fund of America defaults, the First Eagle Fund of America may incur additional expenses in seeking recovery of its investment. Additionally, periods of economic uncertainty and changes can result in increased volatility of market prices of high yield bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and are more volatile than securities which pay interest periodically and in cash. If the First Eagle Fund of America invests in zero coupon or pay-in-kind securities, it will be subject to special tax considerations related to those securities. The First Eagle Fund of America will have to report the interest on those securities as income even though it receives no interest until the security's maturity or payment date. The First Eagle Fund of America has no current intention of investing more than 5% of its net assets in high yield bonds.

    Options Transactions. The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting the First Eagle Fund of America's investment risk and augmenting its investment return. The Adviser expects, however, the amount of the First Eagle Fund of America's assets that will be involved in options transactions to be small relative to the First Eagle Fund of America's assets. Accordingly, it is expected that only a relatively small portion of the First Eagle Fund of America's investment return will be attributable to transactions in options on securities and on stock indices. The First Eagle Fund of America may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

    A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

    A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

    One purpose of purchasing call options is to hedge against an increase in the price of securities that the First Eagle Fund of America ultimately intends to buy. Hedge protection is provided during the life of the call because the First Eagle Fund of America, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the First Eagle Fund of America has purchased a call option on the underlying instrument, that option may result in a loss.

    Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the First Eagle Fund of America, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the First Eagle Fund of America's ability to purchase or sell options on particular securities and on stock indices.

    Covered Option Writing. The First Eagle Fund of America may write 'covered' call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the First Eagle Fund of America holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the First Eagle Fund of America in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is 'covered' if the First Eagle Fund of America maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

    Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the First Eagle Fund of America in the case of a call option, or a moderate increase in the value of securities the First Eagle Fund of America intends to purchase in the case of a put option. If a covered option written by the First Eagle Fund of America expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the First Eagle Fund of America, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This 'opportunity cost' may be partially or wholly offset by the premium received for the covered call written by the First Eagle Fund of America.

    Options on Stock Indices. The First Eagle Fund of America will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When the First Eagle Fund of America writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or 'qualified securities' with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A 'qualified security' is an equity security which is listed on a securities exchange or on the NASDAQ against which the First Eagle Fund of America has not written a call option and which has not been hedged by the sale of stock index futures.

    Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the First Eagle Fund of America would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the First Eagle Fund of America.

    If the First Eagle Fund of America were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the First Eagle Fund of America has written a call, there is also a risk that the market may decline between the time the First Eagle Fund of America has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the First Eagle Fund of America will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the First Eagle Fund of America may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the First Eagle Fund of America has written is 'covered' by an index call held by the First Eagle Fund of America with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the First Eagle Fund of America exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

    Futures Contract. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. Similarly, a currency futures contract calls for the purchase or sale of a fixed amount of a specific currency at a set price for delivery on a future date. Unlike interest rate and currency futures contracts, a stock index futures contract does not contemplate the purchase or delivery of the underlying financial instrument (interest rate and stock index futures contracts are collectively herein referred to as 'financial futures contracts'). Instead, one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract.

    The First Eagle Fund of America is required initially to deposit in a special custody account or with the futures commission merchant margin in an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. Initial margin in futures transactions is in the nature of a good faith deposit on the contract which is returned to the First Eagle Fund of America upon termination of the futures contract, assuming all contractual obligations have been met. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as 'marking to market.' At any time prior to expiration of the futures contract, the First Eagle Fund of America may elect to close a position by taking an offsetting position which will terminate the First Eagle Fund of America's position in the futures contract. Although interest rate futures and currency futures contracts (other than those relating to Eurodollar time deposits) generally provide for delivery and acceptance of the underlying financial instrument, the Funds expect most financial or currency futures contracts to be terminated by offsetting transactions.

    An option on a financial or currency futures contract gives the purchaser the right, but not the obligation, to assume a position in a financial or currency futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).

    As a general matter, the investment adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid CFTC regulations as a commodity pool operator with respect to the Fund.

    Hedging with Futures Contracts and Related Options. The First Eagle Fund of America may acquire futures and related options for 'bona fide hedging' within the meaning and intent of the Commodity Exchange Act and Regulations promulgated thereunder by the Commodity Futures Trading Commission. The First Eagle Fund of America may also acquire futures and related options for other than bona fide hedging purposes.

    The First Eagle Fund of America may purchase an interest rate futures contract as a hedge against an anticipated decline in interest rates and a resulting increase in the market price of debt securities it intends to acquire. The First Eagle Fund of America may sell an interest rate futures contract as a hedge against an anticipated increase in interest rates and a resulting decline in the market price of debt securities it owns. The First Eagle Fund of America may purchase a currency futures contract to hedge against anticipated increases in the value of currency it intends to acquire for prospective securities purchases relative to the value of currency it is holding. The First Eagle Fund of America may also sell a currency futures contract in anticipation of a decrease in the value of currency it is holding or in anticipation of the sale of a portfolio security. The First Eagle Fund of America may purchase a stock index futures contract as a hedge against an anticipated general market or market sector advance which may increase the market price of equity securities it intends to buy. The First Eagle Fund of America may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of its portfolio of equity securities.

    The First Eagle Fund of America may use options on financial and currency futures contracts in connection with its hedging strategies in lieu of purchasing or selling financial and currency futures contracts. To hedge against a possible decrease in the value of equity or debt securities or currency held in its portfolio, the First Eagle Fund of America may purchase put options and write call options on stock index, interest rate or currency futures contracts, respectively. Similarly, in anticipation of an increase in the prices of equity or debt securities or currency it intends to purchase, the First Eagle Fund of America may purchase call options or write put options on stock index or interest rate or currency futures contracts, respectively.

    Risks of Transactions in Futures Contracts and Related Options. While the First Eagle Fund of America uses financial and currency futures and related options as hedging devices, there are risks that the gains or losses in hedging devices will not be offset by losses or gains in the hedged securities. One risk arises because of imperfect correlation in the movement of prices of financial and currency futures contracts and related options and the securities or currency subject to the hedge. In the case of stock index futures and related options, the risk of imperfect correlation increases as the composition of the First Eagle Fund of America's portfolio of equity securities diverges from the securities included in the applicable stock index. In the case of interest rate or currency futures contracts and related options, the risk of imperfect correlation presents the possibility that a correct forecast of interest or exchange rate trends by the Adviser may still not result in a successful hedging transaction. If the price of a financial or currency futures contract or related option moves more than the price of the hedged financial instrument, the First Eagle Fund of America may experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the hedged instrument.

    Successful use of financial futures contracts and related options is subject to the Adviser's ability to predict correctly movements in the direction of the market. Similarly, successful use of currency futures and related options depends, in part, on the Adviser's ability to predict changes in exchange rates. Commodities exchanges and boards of trade have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the First Eagle Fund of America, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a First Eagle Fund of America's ability to purchase or sell options on futures contracts.

    Over the Counter Derivative Transactions. The First Eagle Fund of America may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

    The First Eagle Fund of America may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The First Eagle Fund of America may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the First Eagle Fund of America with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with 'caps,' 'floors' or 'collars.' A 'cap' is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A 'floor' is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A 'collar' is essentially a combination of a long cap and a short floor where the limits are set at different levels.

    The First Eagle Fund of America will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with that First Eagle Fund of America receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the First Eagle Fund of America will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

    Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter ('OTC') derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

    As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the First Eagle Fund of America originally dealt. Any such cancellation may require the First Eagle Fund of America to pay a premium to that dealer. In those cases in which the First Eagle Fund of America has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, that First Eagle Fund of America will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The First Eagle Fund of America intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the First Eagle Fund of America. There is also no assurance that the First Eagle Fund of America will be able to liquidate an OTC derivative at any time prior to expiration.

    Borrowing. The First Eagle Fund of America may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Company or any of its affiliates) and investing the borrowed funds. The First Eagle Fund of America also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. Any borrowings by the First Eagle Fund of America will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of the First Eagle Fund of America's assets at any time should fail to meet the 300% asset coverage described above, the First Eagle Fund of America, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.

    Illiquid Securities. The First Eagle Fund of America may invest up to 15% of its net assets in securities which are considered to be illiquid, such as those subject to legal or contractual restrictions on resale ('Restricted Securities') including securities that cannot be sold unless registered under the 1933 Act, and securities which are not readily marketable, such as repurchase agreements maturing in more than seven days. Generally, Restricted Securities cannot be sold without the expense and time required to register the securities under the 1933 Act. Certain Restricted Securities may be sold to institutional investors without registration pursuant to rules under the 1933 Act. The institutional trading market is relatively new and provides liquidity for some Restricted Securities. Restricted Securities for which no adequate trading market exists may be deemed illiquid securities. The First Eagle Fund of America currently does not invest in real estate which is considered to be an illiquid investment.

    Private Investment Funds. The First Eagle Fund of America may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund typically will not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds generally will be subject to each Fund's limitations on investments in 'illiquid securities,' as described immediately above.

    Warrants. The First Eagle Fund of America may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

    Repurchase Agreements. The First Eagle Fund of America may purchase securities and concurrently enter into 'repurchase agreements.' A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. The First Eagle Fund of America intends to invest no more than 5% of its net assets in repurchase agreements. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

    Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The First Eagle Fund of America will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the First Eagle Fund of America enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

    The First Eagle Fund of America will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the First Eagle Fund of America and, therefore, may be subject to the same risks involved in any borrowing. The First Eagle Fund of America may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The First Eagle Fund of America does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

    Lending of Securities. The First Eagle Fund of America may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by the First Eagle Fund of America and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The First Eagle Fund of America, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. The First Eagle Fund of America intends to invest no more than 5% of the value of its net assets in portfolio loans. The advantage of portfolio lending is that the First Eagle Fund of America continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the First Eagle Fund of America will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on its investment in the securities which are subject to the loan. The First Eagle Fund of America will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

    When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the First Eagle Fund of America may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price, or the interest rate payable on debt securities, is fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest or dividend accrues to the First Eagle Fund of America until delivery and payment take place. At the time the First Eagle Fund of America makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, designate liquid securities for completing the transactions and thereafter reflect the value of such securities in determining its net asset value each day. The First Eagle Fund of America currently intends to invest no more than 5% of the value of its net assets in such transactions.

    Arbitrage Transactions. The First Eagle Fund of America also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The First Eagle Fund of America will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the First Eagle Fund of America may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The First Eagle Fund of America will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. The First Eagle Fund of America currently intends to invest no more than 5% of the value of its net assets in such transactions.

POLICIES APPLICABLE TO THE GLOBAL FUND, OVERSEAS FUND AND THE U.S. VALUE FUND

    Investment in Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Global Fund, the Overseas Fund and the U.S. Value Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies. Each Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and 'qualified purchaser' investment companies (described above under 'Private Investment Funds').

    Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Funds' investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, each Fund would continue to pay its own advisory fees and other expenses.

ADDITIONAL INVESTMENT RISKS APPLICABLE TO THE GLOBAL FUND, OVERSEAS FUND AND GOLD FUND

    The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. The Global Fund and Overseas Fund may also invest in assets of this nature. Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

    Fluctuations in the Price of Gold. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and accordingly, the value of a Fund's investments in such securities also may be affected.

    Other Risks of Investing in Gold. In addition to investing in precious metal finance and operating companies, each of the Gold Fund and Overseas Fund may also invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery ('futures contracts,' the risks of which are described above under 'Futures and Options on Futures'). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Funds' Prospectus. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction (i.e., brokerage) costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold must be closely monitored to avoid potentially negative tax consequences. Although the Funds have contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or involvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

CHANGE OF OBJECTIVE

    The investment objective of the Funds (other than the Global Fund) are not fundamental policies and, accordingly, may be changed by the Board of Directors without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

    The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

INVESTMENT RESTRICTIONS OF THE GLOBAL FUND, OVERSEAS FUND, U.S. VALUE FUND, AND GOLD FUND

    In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

     1. With respect to 75% of the value of a Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

     2. Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund's net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

     3. (Overseas Fund and Gold Fund) -- Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

     4. (Global Fund and U.S. Value Fund) -- Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities.

     5. (Global Fund and U.S. Value Fund) -- Purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for short-term investment purposes or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion;

     6. (Global Fund and U.S. Value Fund) -- Purchase or sell its portfolio securities from or to any of its officers, directors or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission;

     7.  Make loans, but this restriction shall not prevent a Fund from

         (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or

         (b) lending portfolio securities, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

     8. (Overseas Fund and Gold Fund) -- Underwrite the distribution of securities of other issuers; however, a Fund may acquire 'restricted' securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

     9. (Global Fund and U.S. Value Fund) -- Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

    10. (Overseas Fund and Gold Fund) -- Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

    11. (Global Fund and U.S. Value Fund) -- Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund's portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity);

    12. (Overseas Fund and Gold Fund) -- Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

    13. Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.

    Restrictions 1 through 13 above (except the portions in parentheses) are 'fundamental,' which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act), as the lesser of (i) 67% of a Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund's outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Directors without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

---------
* The Funds have no present intention of lending their portfolio securities.

    a. Invest in companies for the purpose of management or the exercise of control;

    b. (Global Fund and U.S. Value Fund) -- Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

    c. (Overseas Fund and Gold Fund) -- Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

    d. (Global Fund and U.S. Value Fund) -- Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals;

    e. (Overseas Fund and Gold Fund) -- Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

    f. (Global Fund and U.S. Value Fund) -- Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants;

    g. (Overseas Fund and Gold Fund) -- Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;

    h. (Overseas Fund and Gold Fund) -- Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

    i. Purchase or sell put and call options on securities or on futures contracts; and

    j. (Global Fund and U.S. Value Fund) -- Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities.

    In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

    Among the types of fixed income securities in which the Global Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer's right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

    Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in a Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

INVESTMENT RESTRICTIONS OF THE FIRST EAGLE FUND OF AMERICA

    The following investment restrictions are fundamental policies of the First Eagle Fund of America. The First Eagle Fund of America may not:

     1. Change its sub-classification under the Investment Company Act from non-diversified to diversified;

     2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;

     3. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     4. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities;

     5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

     6. Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S. Government securities; and

     7. Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

    The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Directors after giving the shareholders at least 30 days prior notice of the change. The First Eagle Fund of America may not:

    a. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

    b. Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law;

    c. Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets;

    d. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer; and

    e. Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

PERFORMANCE

    Total Return. From time to time each Fund advertises its average annual total return. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to each Fund's largest and/or oldest share class). During the one year period ended October 31, 2003, average annual rates of return before-tax were 30.87%, 35.81%, 20.09% and 46.91%, for the Global Fund Class A shares, the Overseas Fund Class A shares, the U.S. Value Fund Class A shares, and the Gold Fund Class A shares, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 5.00% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.

    Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period ended October 31, 2003 would have increased at an average annual compounded rate of return before-tax of 11.44%, an investment in the Overseas Fund Class A shares over the ten year period ended October 31, 2003 would have increased at an average annual compounded rate of return before-tax of 12.42%, and an investment in the Gold Fund Class A shares over the ten year period ended October 31, 2003 would have increased at an average annual compounded rate before-tax of 6.70%.

    As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor's individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    On June 5, 2002, the Board of Trustees of the First Eagle Funds trust (the 'Trust') voted to reorganize substantially all of the assets of First Eagle Fund of America in its prior format as a series of the Trust into the First Eagle Fund of America described in this Statement of Additional Information. The following performance shown for periods before that date is based on the investment results of First Eagle Fund of America in its prior format as a series of the Trust. Using the methodologies described above, during the one year period ended October 31, 2003, the average annual rate of return before-taxes for the First Eagle Fund of America Class Y shares was 18.28%. Also using the methodologies described above, an investment in the First Eagle Fund of America Class Y shares over the ten year period ended October 31, 2003 would have increased at an average annual compounded rate of return before-tax of 13.45%. First Eagle Fund of America Class Y shares are not subject to a front-end sales load.

    Comparison of Portfolio Performance. From time to time the Company may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron's, Business Week, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

    Portfolio Turnover. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the investment adviser's view, to achieve a Fund's investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds and higher levels of realized capital gains than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund's stated objective. However, it is possible that, under certain circumstances, a Fund may have to limit its short-term portfolio turnover to permit it to qualify as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code').

                           MANAGEMENT OF THE COMPANY

    The business of the Company is managed by its Board of Directors, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Directors.

    Pertinent information regarding the members of the Board of Directors and principal officers of the Company is set forth below. Some of the Directors and officers are employees of the Adviser and its affiliates. At least a majority of the Company's Board of Directors are not 'interested persons' as that term is defined in the Investment Company Act.

                            INDEPENDENT DIRECTORS(1)

                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(2)                          IN THE FUND            OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX         DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY        TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY     SERVED     DURING PAST 5 YEARS    DIRECTOR        HELD BY DIRECTOR
 ---------------------     -----------     ------     -------------------    --------        ----------------
Candace K. Beinecke.....   Director       December    Chair, Hughes              6       Director, ALSTOM;
  One Battery Park Plaza   (Chair)        1999 to     Hubbard & Reed                     Director, Jacob's Pillow
  New York, New York                      present                                        Dance Festival, Inc.;
  10004                                                                                  Director, Merce
  (born December 1946)                                                                   Cunningham Dance
                                                                                         Foundation, Inc.;
                                                                                         Director, First Eagle
                                                                                         Variable Funds (Chair),
                                                                                         Inc. (1 portfolio)

Jean D. Hamilton(3) ....   Director       March       Independent                6       Director, Women's
  1345 Avenue of the                      2003 to     Consultant/Private                 Economic Round Table;
  Americas                                present     Investor; prior to                 Director, New York
  New York, NY 10105                                  November 2002, Chief               Women's Forum (Treasurer,
  (born January 1947)                                 Executive Officer,                 New York Women's Forum
                                                      Prudential                         Education Fund);
                                                      Institutional, and                 Director, Four Nations;
                                                      Executive Vice                     Director, First Eagle
                                                      President,                         Variable Funds, Inc. (1
                                                      Prudential                         portfolio)
                                                      Financial, Inc.;
                                                      prior to November
                                                      1998, various
                                                      executive positions
                                                      within the
                                                      Prudential
                                                      organization

William M. Kelly .......   Director       December    Senior Associate,          6       Trustee, New York
  500 Fifth Avenue,                       1999 to     Lingold Associates                 Foundation; Treasurer and
  50th Floor                              present                                        Trustee, Black Rock
  New York, New York                                                                     Forest Consortium;
  10110                                                                                  Director, First Eagle
  (born February 1944)                                                                   Variable Funds, Inc.
                                                                                         (1 portfolio)

---------

(1) Directors who are not 'interested persons' of the Company as defined in the Investment Company Act.

(2) The term of office of each Director expires on his/her 70th birthday.

(3) Ms. Hamilton was previously employed by certain of the Prudential companies, which provide portfolio brokerage and distribution services with respect to the Funds. She retired from her positions with those companies on November 16, 2002.

                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                         OFFICE(1)                          IN THE FUND            OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX         DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY        TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY     SERVED     DURING PAST 5 YEARS    DIRECTOR        HELD BY DIRECTOR
 ---------------------     -----------     ------     -------------------    --------        ----------------
Paul J. Lawler .........  Director       March 2002   Vice President             6       Director, Junior
  One Michigan Avenue                    to present   Investments and                    Achievement of Southwest
  East Battle Creek,                                  Chief Investment                   Michigan; Finance
  Michigan, 49017                                     Officer, W.K.                      Committee Member, Battle
  (born May 1948)                                     Kellogg Foundation;                Creek Community
                                                      prior to June 1997,                Foundation; Custody
                                                      Vice President for                 Advisory Committee
                                                      Finance, Renssalaer                Member, The Bank of New
                                                      Polytechnic                        York; Director, First
                                                      Institute                          Eagle Variable Funds,
                                                                                         Inc. (1 portfolio)

Dominique Raillard .....  Director       April        Independent                6       Director, First Eagle
  15 Boulevard Delessert                 1987 to      Consultant/Private                 Variable Funds, Inc.
  75016 Paris France                     present      Investor; prior to                 (1 portfolio)
  (born June 1938)                                    December 2001,
                                                      Managing Director of
                                                      Act 2 International
                                                      (Consulting)

Nathan Snyder ..........  Director       March 1983   Independent                6       Director, First Eagle
  1345 Avenue of the                     to present   Consultant/Private                 Variable Funds, Inc.
  Americas                                            Investor                           (1 portfolio)
  New York, New York
  10105
  (born October 1934)

---------

(1) The term of office of each Director expires on his/her 70th birthday.

                            INTERESTED DIRECTORS(1)

                                                                             NUMBER OF
                                          TERM OF                           PORTFOLIOS
                                           OFFICE                          IN THE FUND            OTHER
                           POSITION(S)   AND LENGTH        PRINCIPAL          COMPLEX         DIRECTORSHIPS/
                            HELD WITH     OF TIME        OCCUPATION(S)      OVERSEEN BY        TRUSTEESHIPS
 NAME, AGE AND ADDRESS     THE COMPANY   SERVED(1)    DURING PAST 5 YEARS    DIRECTOR        HELD BY DIRECTOR
 ---------------------     -----------   ---------    -------------------    --------        ----------------
John P. Arnhold ........  Co-President,  December     Co-President, Co-CEO       6       Director, Aquila
  1345 Avenue of the      Director       1999 to      and Director,                      International Fund, Ltd.;
  Americas                               present      Arnhold                            Director, Arnhold
  New York, New York                                  and S. Bleichroeder                Ceramics; Co-President
  10105                                               Holdings, Inc.;                    and Director, First Eagle
  (born December 1953)                                Chairman, CEO and                  Variable Funds, Inc.
                                                      Director, Arnhold                  (1 portfolio)
                                                      and S. Bleichroeder
                                                      Advisers, LLC and
                                                      ASB Securities LLC;
                                                      President and
                                                      Director, Natexis
                                                      Bleichroeder, Inc.
                                                      and Natexis
                                                      Bleichroeder, UK
                                                      Ltd.; President,
                                                      WorldVest, Inc.

James E. Jordan ........  Director       December     Managing Director,         6       Director, Leucadia
  1345 Avenue of the                     1999 to      Arnhold and S.                     National Corporation;
  Americas                               present      Bleichroeder                       Director, Empire
  New York, New York                                  Advisers, LLC and                  Insurance Company;
  10105                                               Director, ASB                      Director JZ Equity
  (born April 1944)                                   Securities LLC and                 Partners, Plc. (U.K.
                                                      ASB Advisers UK,                   investment trust
                                                      Ltd. since July                    company); Director,
                                                      2002; prior thereto,               Columbia University
                                                      private investor and               School of International
                                                      consultant to The                  and Public Affairs;
                                                      Jordan Company                     Chairman's Council,
                                                      (private investment                Conservation
                                                      banking firm) since                International; Director,
                                                      June 1997; prior                   First Eagle Variable
                                                      thereto, President                 Funds, Inc.
                                                      and Chief Investment               (1 portfolio).
                                                      Officer of The
                                                      William Penn Company
                                                      (a registered
                                                      investment adviser)

---------

(1) Directors who are 'interested persons' of the Company as defined in the Investment Company Act. Each of Messrs. Arnhold and Jordan is an interested person of the Company by virtue of being an officer or an officer and/or director of the investment adviser and principal underwriter to the Company.

(2) The term of office of each Director expires on his/her 70th birthday.

                                    OFFICERS

                                POSITION(S)     TERM OF OFFICE
                                 HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS          THE COMPANY     TIME SERVED(1)    DURING PAST 5 YEARS
----------------------          -----------     --------------    -----------------------
John P. Arnhold ...............  Co-President;    December        See table above related to Interested
  1345 Avenue of the Americas    Director         1999 to         Directors
  New York, New York 10105                        present
  (born December 1953)

Jean-Marie Eveillard ..........  Co-President     December 1999   Senior Vice President, Arnhold and
  1345 Avenue of the Americas    (portfolio       to present      S. Bleichroeder Advisers, LLC;
  New York, New York 10105       manager)         (with           Co-President, First Eagle Variable
  (born January 1940)                             portfolio       Funds, Inc.; prior to 1999, Director
                                                  management      and President or Executive Vice
                                                  responsibility  President of Societe Generale Asset
                                                  since 1979)     Management Corp.

Charles de Vaulx ..............  Senior Vice      December 1999   Senior Vice President, Arnhold and
  1345 Avenue of the Americas    President        to present      S. Bleichroeder Advisers, LLC; Senior
  New York, New York 10105       (portfolio       (with           Vice President, First Eagle Variable
  (born October 1961)            manager)         portfolio       Funds, Inc.; Senior Vice President,
                                                  management      Societe Generale Asset Management
                                                  responsibility  Corp. since 1998, Associate Portfolio
                                                  since December  Manager from December 1996,
                                                  1996)           Securities Analyst, prior to December
                                                                  1996

Robert Bruno ..................  Vice President,  December 1999   Senior Vice President, Arnhold and
  1345 Avenue of the Americas    Secretary and    to present      S. Bleichroeder Advisers, LLC; Senior
  New York, New York 10105       Treasurer                        Vice President, ASB Securities LLC;
  (born June 1964)                                                Vice President, Secretary and
                                                                  Treasurer, First Eagle Variable
                                                                  Funds, Inc.

Andrew DeCurtis ...............  Vice President   November 2000   Vice President, Arnhold and
  1345 Avenue of the Americas                     to present      S. Bleichroeder Advisers LLC; Vice
  New York, New York 10105                                        President, First Eagle Variable
  (born March 1968)                                               Funds, Inc.

Edwin S. Olsen ................  Vice President   November 2000   Vice President, Arnhold and
  1345 Avenue of the Americas                     to present      S. Bleichroeder Advisers LLC; Vice
  New York, New York 10105                                        President, First Eagle Variable
  (born September 1939)                                           Funds, Inc.; Vice President, SG Cowen
                                                                  Securities Corp. from prior to 1999

Suzan J. Afifi ................  Vice President   December 1999   Vice President, Arnhold and S.
  1345 Avenue of the Americas    and Assistant    to present      Bleichroeder Advisers LLC; Vice
  New York, New York 10105       Secretary                        President, ASB Securities LLC; Vice
  (born October 1952)                                             President and Assistant Secretary,
                                                                  First Eagle Variable Funds, Inc.

Stefanie Spritzler ............  Assistant        May 2000 to     Vice President, Arnhold and S.
  1345 Avenue of the Americas    Treasurer        present         Bleichroeder Advisers LLC; Vice
  New York, New York 10105                                        President, ASB Securities LLC;
  (born July 1973)                                                Assistant Treasurer, First Eagle
                                                                  Variable Funds, Inc.

Winnie Chin ...................  Assistant        March 2001 to   Assistant Treasurer, First Eagle
  1345 Avenue of the Americas    Treasurer        present         Variable Funds, Inc.
  New York, New York 10105
  (born July 1974)

---------

(1) The term of office of each officer is indefinite.

    The following table describes the standing committees of the Board of Directors of the Company.

                                                                              NUMBER OF COMMITTEE
                                                                               MEETINGS IN THE
   COMMITTEE NAME               MEMBERS                 FUNCTION(S)            LAST FISCAL YEAR
   --------------               -------                 -----------            ----------------
Audit Committee......    Jean D. Hamilton               Reviews the contract           2
                         William M. Kelly               between the Company
                         Paul J. Lawler (Chair)         and its auditors (in
                                                        this regard, assists
                                                        the Board in
                                                        selecting the
                                                        auditors and is
                                                        directly responsible
                                                        for supervising
                                                        auditor compensation
                                                        and performance),
                                                        oversees the Funds'
                                                        accounting and
                                                        financial reporting
                                                        policies, procedures
                                                        and internal
                                                        controls and acts as
                                                        liaison to auditors;
                                                        reviews and, as
                                                        appropriate,
                                                        approves in advance
                                                        non-audit services
                                                        provided by the
                                                        auditors to the
                                                        Company, the
                                                        Adviser, and, in
                                                        certain cases, other
                                                        affiliates of the
                                                        Company.

Nominating and           Candace K. Beinecke (Chair)    Nominates new                  3
  Governance             William M. Kelly               Independent
  Committee..........    Dominique Raillard             Directors of the
                                                        Company. (The
                                                        Nominating Committee
                                                        does not consider
                                                        shareholder
                                                        recommendations.)

Valuation                John P. Arnhold                Sets and recommends            2
  Committee..........    Nathan Snyder                  securities valuation
                                                        policies, supervises
                                                        the Adviser in the
                                                        valuation of Fund
                                                        assets, and, in
                                                        certain instances,
                                                        values Fund assets
                                                        directly.

    COMPENSATION OF DIRECTORS. The Company makes no payments to any of its officers for services. However, those Directors of the Company who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. ('ASB Holdings') are paid by the Company and First Eagle Variable Funds, Inc. an annual fee of $18,000 and a fee of $2,000 for each meeting of the Company's Board of Directors and a fee of $1,000 for each meeting of any Committee of the Board that they attend. These Directors also receive an annual fee of $2,500 for serving as the chair of either of the Board's Audit or Nominating and Governance Committees. Prior to January 1, 2003, these fees were $12,000 annually plus $2,000 per meeting of the Board and $1,000 per meeting of a Committee of the Board (with no additional compensation to Committee chairs). Such fees are allocated, generally, between the Company and First Eagle Variable Funds, Inc. on a pro rata basis in relationship to their relative net assets. Each Director is reimbursed by the Company for any expenses he may incur by reason of attending such meetings or in connection with services he may perform for the Company. During the fiscal year ended October 31, 2003, an aggregate of $246,157 was paid, accrued or owed for Directors' fees and expenses by the Company.

    The following table sets forth information regarding compensation of Directors by the Company and by the fund complex of which the Company is a part for the fiscal year ended October 31, 2003. Officers of the Company and Interested Directors do not receive any compensation from the Company or any other fund in the fund complex which is a U.S. registered investment company.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 2003

                                                                                              TOTAL
                                                                  PENSION                  COMPENSATION
                                                                     OR                      PAID OR
                                                                 RETIREMENT                 OWED FROM
                                                   AGGREGATE      BENEFITS    ESTIMATED     REGISTRANT
                                                  COMPENSATION    ACCRUED       ANNUAL       AND FUND
                                                    PAID OR      AS PART OF    BENEFITS      COMPLEX
                                                   OWED FROM        FUND         UPON        PAID TO
NAME OF PERSON, POSITION                           REGISTRANT     EXPENSES    RETIREMENT   DIRECTORS***
------------------------                           ----------     --------    ----------   ------------
John P. Arnhold, Director*......................    $     0         N/A          N/A         $     0(1)
Candace K. Beinecke, Director...................    $35,899         N/A          N/A         $36,340(1)
Jean D. Hamilton, Director**....................    $17,850         N/A          N/A         $18,090(1)
James E. Jordan, Director*......................    $     0         N/A          N/A         $     0(1)
William M. Kelly, Director......................    $38,876         N/A          N/A         $39,340(1)
Paul J. Lawler, Director........................    $36,406         N/A          N/A         $36,840(1)
Dominique Raillard, Director....................    $32,164         N/A          N/A         $32,590(1)
Nathan Snyder, Director.........................    $31,194         N/A          N/A         $31,590(1)

---------

 *  Interested Director.

 ** Ms. Hamilton joined the Board of Directors in March 2003.

*** For this purpose, the fund complex consists of five portfolios of the Company (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America), plus the First Eagle Overseas Variable Fund. The number in parentheses indicates the total number of other boards in the fund complex on which the Director served as of October 31, 2003.

    ADDITIONAL INFORMATION REGARDING THE DIRECTORS. The following table sets forth information as of December 31, 2003 regarding ownership by the Directors of the Company of equity securities of the Company or any other fund in the same fund complex for which each is also a director or trustee. ('Fund complex' has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

                             INDEPENDENT DIRECTORS

                                                                        AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF OWNERSHIP OF EQUITY SECURITIES      FUNDS OVERSEEN BY DIRECTOR IN THE FUND
         NAME                IN THE FUNDS AS OF DECEMBER 31, 2003               COMPLEX AS OF DECEMBER 31, 2003
         ----                ------------------------------------               -------------------------------
Candace K. Beinecke...                     C                                               C
Jean D. Hamilton......                     C                                               C
William M. Kelly......                     D                                               D
Paul J. Lawler........                     E                                               E
Dominique Raillard....                     C                                               C
Nathan Snyder.........                     D                                               D

                              INTERESTED DIRECTORS

                                    OWNERSHIP OF EQUITY         AGGREGATE OWNERSHIP OF EQUITY SECURITIES IN
                                  SECURITIES IN THE FUNDS       ALL FUNDS OVERSEEN BY DIRECTOR IN THE FUND
           NAME                   AS OF DECEMBER 31, 2003             COMPLEX AS OF DECEMBER 31, 2003
           ----                   -----------------------             -------------------------------
John P. Arnhold............                  E                                    E
James E. Jordan............                  E                                    E

                              -------------------

    Since January 1, 2003, none of the independent Directors who is a director of another investment company whose adviser and principal underwriter are ASB Advisers and First Eagle Distributors, respectively (e.g., First Eagle Variable Funds, Inc.), has held any other position with (i) the Company (other than as a Director), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Director), (iii) the Adviser, the Distributor or other affiliate of the Company, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2003, none of these individuals owns, beneficially or of record, securities issued by
(i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a 'related person' of the company. A 'related person' is (i) an executive officer of the Company, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or
(vii) an executive officer of a person described in clause (vi) above.

    The Company, the Adviser, and the Distributor, have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Company, with certain exceptions.

    As of January 30, 2004, the Directors and officers of the Company, as a group, owned beneficially approximately 0.5% of the outstanding common stock of the Gold Fund and 1.26% of the outstanding common stock of the First Eagle Fund of America. As to the remaining Funds, and also as of that date, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each.

    As of January 30, 2004, the following shareholders owned 5.00% or more of the Funds' securities:

FIRST EAGLE GLOBAL FUND:

    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 9.71%

    CLASS I -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 8.90%; Raymond James FBO Electrical Workers, 880 Carillon Parkway, St. Petersburg, FL 33716, 10.01%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 33246, 19.51%

    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 15.87%

FIRST EAGLE OVERSEAS FUND:

    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 26.67%; Prudential Securities Inc., 1 New York Plaza, New York, NY 10298, 5.61%

    CLASS I -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 13.19%; Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104. 12.12%

    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 24.73%

FIRST EAGLE U.S. VALUE FUND:

    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 12.69%

    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 11.43%

    CLASS I -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 69.09%; Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 10.31%

FIRST EAGLE GOLD FUND:

    CLASS A -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 12.99%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, 7.49%

    CLASS C -- Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246-6486, 20.68%

    CLASS I -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, Amount: 691,047.156, Percentage: 23.02%; BNP Paribas Securities Services, 23 Avenue De La Porte Neuve L-2085, Luxembourg, Amount: 564,480.700,
Percentage: 18.81%; MB Childrens LLC, 110 N Wacker Drive, Chicago, IL 60606,
Amount: 305,064.063, Percentage: 10.16%; Northern Trust Company, FBO The Rose Hills Foundation, 801 S Canal, PO Box 92956, Chicago, IL 60675, 5.96%

FIRST EAGLE FUND OF AMERICA:

    CLASS Y -- Charles Schwab & Co., Inc., 101 Montgomery St., San Francisco, CA 94104, 18.27%; National Financial Services Corp., 200 Liberty Street, New York, NY 10281, 7.51%; Boston Safe Deposit & Trust, FBO Eastman Kodak Employee's Saving & Investment Plan, 135 Santilli Highway, Everett, MA 02149, 6.98%

    CLASS C -- Natexis Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105, 6.43%

    While the Company is a Maryland corporation, certain of its Directors and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Directors has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such officers or Directors under the federal securities laws of the United States.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

    As described in the Company's Prospectus, ASB Advisers is the Company's investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund and the First Eagle Fund of America. ASB Advisers is a wholly owned subsidiary of ASB Holdings, a privately owned holding company. The Adviser's primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.

    Under its investment advisory contracts with the Company on behalf of the Global Fund, the Overseas Fund and the Gold Fund, which became effective December 31, 1999, and on behalf of the First Eagle Fund of America, which became effective on January 1, 2003, ASB Advisers furnishes each Fund with investment advice consistent with its stated investment objective. Prior to December 31, 1999, the Global Fund, the Overseas Fund and the Gold Fund had an advisory contract with Societe Generale Asset Management Corp. ('SGAM Corp.'). ASB Advisers also furnishes the Company with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Company's officers.

    On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund, approved the Advisory Agreement between the Company and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the First Eagle Fund of America approved the Advisory Agreement between the Company and the Adviser applicable to that Fund. The Board of Directors approved these Advisory Agreements most recently on December 16, 2003. In doing so, the Directors considered the desirability of continuing the Funds' historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreements and the total cost to the Funds of using the Adviser's services, taking into account any expenses that the Adviser may pass to the Funds. The Directors also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets. In addition, they compared competitive prices for comparable services and evaluated the Adviser's past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Directors determined that the Adviser's fees were competitive to those charged by investment advisers to similar funds, total compensation was reasonable, and the Funds' expense ratios were reasonable both on an absolute basis and when compared to those of similar funds. The Directors also determined that the Adviser's past performance and reliability on behalf of the Funds were excellent when compared with investment advisers to similar funds and the Adviser's profitability and financial condition were satisfactory. Accordingly, they concluded that the Advisory Agreements serve the interests of the Funds and their shareholders.

THE SUBADVISER

    Pursuant to a subadvisory agreement ('Subadvisory Agreement') and subject to the oversight of the Adviser, Iridian Asset Management LLC ('Iridian') manages the investments of the First Eagle Fund of America. Iridian is a Delaware limited liability company and is a majority-owned subsidiary of BIAM (US), Inc. ('BIAM'), a wholly owned U.S. subsidiary of The Governor and Company of the Bank of Ireland. Iridian's primary offices are located at 276 Post Road, Westport, CT 06880. Harold J. Levy is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. David L. Cohen is a portfolio manager of the First Eagle Fund of America and, as an employee of ASB Advisers, was a portfolio manager of the First Eagle Fund of America in its prior format as a series of the First Eagle Funds trust since 1989. Messrs. Levy and Cohen are indirect minority owners of Iridian, which they formed in November 1995. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were also employed by ASB Advisers since 1985 and 1989, respectively.

    The shareholders of the First Eagle Fund of America approved the Subadvisory Agreement on December 10, 2002. The Board of Directors approved the Agreement most recently on December 16, 2003. In doing so, the Directors considered the desirability of continuing the Fund's historic relationship with Messrs. Levy and Cohen and the Adviser's commitment to supervise their provision of portfolio management services under the Agreement. They also noted that the fees paid to the Subadviser are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they considered the effects of other benefits to the Subadviser resulting from its relationship to the Fund, including soft dollar and other service benefits. The Directors concluded that the Subadvisory Agreement serves the interest of the Fund and its shareholders.

    As to each Fund, the Advisory Agreement, and additionally with respect to the First Eagle Fund of America, the Subadvisory Agreement, will continue in effect after the end of the initial two-year period from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the First Eagle Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days nor less than 30 days written notice.

    In return for the services listed above, each Fund pays ASB Advisers a fee at the annual rate of the average daily value of the Fund's net assets as follows:

Global Fund..............................  0.75%*
Overseas Fund............................  0.75%
U.S. Value Fund..........................  0.75%
Gold Fund................................  0.75%
First Eagle Fund of America..............  1.00%

    -------------

    * Prior to March 1, 2004 the Global Fund paid ASB Advisers a 1.00% fee on the first $25 million of average daily net assets and 0.75% on the balance.

    The Adviser also performs certain administrative and accounting services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of a Fund's average daily net assets.

    With respect to the First Eagle Fund of America, the fees to be paid to Iridian under the Subadvisory Agreement will be be based on a reference amount equal to 50% of the combined (i) fees received by the ASB Advisers for advisory services on behalf of the First Eagle Fund of America and (ii) fees received by First Eagle Distributors, the Fund's distributor (previously defined as the 'Distributor'), for its shareholder liaison services on behalf of the First Eagle Fund of America (as described under the section 'Distributor of the Funds' Shares' below). These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and, on the day following the second anniversary of the Subadvisory Agreement, will be further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

    Advisory and Subadvisory fees are paid monthly. The annual fee rates listed above for the Global Fund, the Overseas Fund and the Gold Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that invest primarily in domestic equity securities. The Company believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.

    For the fiscal year ended October 31, 2003, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $20,942,937, $15,290,320, $627,599, $1,742,491 and
$5,095,774, respectively.

    For the fiscal year ended October 31, 2002, Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America paid investment advisory fees in the amount of $13,974,271, $5,806,769, $359,204, $344,419 and
$4,478,584, respectively.

                               VOTING OF PROXIES

    The Board of Directors has delegated to the Adviser (and Subadviser in the case of First Eagle Fund of America) the authority to vote proxies received by the Funds from the companies in which they invest (for this purpose, the 'portfolio positions'). The Adviser and Subadviser have adopted policies and procedures (the 'Policies') regarding the voting of such proxies, which Policies have been reviewed and approved by the Board of Directors as appropriate to their management of the Funds' assets. The Policies provide that the Adviser or Subadviser, as the case may be, will vote client proxies in a manner that serves the best interest of the client, as determined by the Adviser or Subadviser in its discretion, taking into account relevant factors, including: (i) the impact on returns to be earned by the client; (ii) alignment of the interests of management of the portfolio position with that of the client, including establishing appropriate incentives for management; (iii) the ongoing relationship between the client and the portfolio positions in which it is invested, including the continued or increased availability of information regarding such position; and (iv) industry and business practices. The Policies also establish guidelines under which the Adviser or Subadviser generally will vote with management of a portfolio position on various routine matters (such as the election of directors, the appointment of auditors, and establishing the date and place of an annual meeting, among others) but will evaluate non-routine matters (such as compensation plans, changes in investment policies, and changes in voting rights, among others) on a case by case basis. Finally, the Policies provide procedures that address conflicts of interest between the Adviser or Subadviser and a client with respect to voting proxies, which may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Directors, in the case of the Company). The Adviser or Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

    Information regarding the Adviser's and Subadviser's proxy-voting record on behalf of the Company for any twelve-month period ended June 30 will be available beginning June 30, 2004. Please call the Company at (800) 334-2143 to request this information, which is also available on the SEC's website at http://www.sec.gov.

                        DISTRIBUTOR OF THE FUNDS' SHARES

    First Eagle Funds Distributors, a division of ASB Securities LLC, serves as the Distributor of the Funds' shares. ASB Securities LLC is a registered broker-dealer and a member of the National Association of Securities Dealers ('NASD'). ASB Securities LLC, like the Adviser, is a wholly-owned subsidiary of ASB Holdings.

    Each Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares (up to 0.50% of the average daily net assets of the Class A shares of the First Eagle Fund of America). Each Fund pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund's outstanding Class C shares. The First Eagle Fund of America pays the Distributor a Rule 12b-1 fee on Class Y shares at the annual rate of up to 0.25% of the average daily net assets of the Fund's outstanding Class Y shares. These payments (other than service fees) may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds' Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the Securities Act of 1933. Pursuant to the Distribution and Services Agreements between the Distributor and the Company, the Funds agree to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended.

    The Funds' Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares (and Class Y shares for the First Eagle Fund of America). The Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund do not participate in the Plan.

    Under the Rule 12b-1 Plan, for the 12-month period ended September 30, 2003, the Distributor (or its predecessor, another affiliate or related party of the Adviser) paid $12,292,031 to financial services firms as fees for distribution of Fund shares, $4,094,668 for compensation and overhead for internal marketing personnel, $591,048 for printing costs (for example, with respect to prospectuses for prospective investors or marketing materials for the Funds), $342,438 for payments to marketing consultants and for other professional services, and $496,026 for miscellaneous distribution-related costs. These payments aggregated $17,816,211, of which $13,162,547 was paid by the Distributor (or its predecessor) from amounts received by it under the Funds' Rule 12b-1 Plan (which amounts included $870,516 retained by the Distributor (or its predecessor) under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor (or its predecessor) from its own assets.

    A Fund may, with the approval of the Company's Board of Directors, from time to time enter into arrangements with institutions to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) where a number of persons hold Fund shares through omnibus or other 'street name' accounts registered with the Fund's transfer agent, DST Systems, Inc. ('DST') in the name of that institution. Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis, as an asset-based fee, as a sales fee or in some cases through a combination of the three. Such compensation paid by the Fund does not amount in aggregate for more than what otherwise would have been paid to DST for the same services. (Any portion of sub-transfer agency fees paid in excess of that limit is paid by the Distributor.) Although these payments cover services received, the Company and/or Distributor may be required to obtain and pay for such services as a condition for distribution, and as noted, they may in part be calculated by reference to assets raised or maintained. For the twelve month period ended September 30, 2003, total payments of this nature made by the Funds were approximately $3.3 million. An additional $146,000 was paid by the Distributor out of his own resources for these services during the same period. These payments are not made pursuant to the Rule 12b-1 Plan described above.

    The Distributor also pays from its own resources for travel and similar expenses incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by the Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Company and/or Distributor may be requested to, and/or make, other payments in the future.

                                 CAPITAL STOCK

    The capital stock of the Company consists of shares of common stock, which are currently classified as Class A shares, Class C shares, Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the U.S. Value Fund, Class A shares, Class C shares and Class I shares of the Gold Fund and Class A shares, Class C shares and Class Y shares of the First Eagle Fund of America. All shares issued and outstanding are redeemable at net asset value at the options of shareholders. Shares have no preemptive or conversion rights.

    The Board of Directors is authorized to reclassify and issue any shares of the Company without shareholder approval. Accordingly, in the future, the directors may create additional series or class of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the 1940 Act and Maryland law. Each share of common stock of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the 1940 Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Directors or on any other matter.

                         COMPUTATION OF NET ASSET VALUE

    Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving

Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

    A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation, except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')). All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors or their delegates. A make-up sheet showing the computation of the total offering price, using as a basis the value of the Funds' portfolio securities and other assets and their outstanding securities as of October 31, 2003, appears as the Statement of Assets and Liabilities for the Funds.

    In circumstances leading the Adviser to believe that significant events occurring after the close of trading on a foreign market have materially affected the value of a Fund's holdings, such holdings may be 'fair valued' to reflect these events in accordance with procedures approved by the Board of Directors. As a result, the value assigned to a Fund's holdings may differ on occasion from reported market values.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

    The Funds publicly disclose their portfolio holdings periodically as required by the Investment Company Act and also make more frequent public disclosures voluntarily on their website at www.firsteaglefunds.com. The Funds may also make disclosures to rating agencies and others having a legitimate business purpose related to receipt of such information, subject to the requirement that if such information is made available more frequently than to the public it be subject at all times to appropriate contractual protections against misuse.

                             HOW TO PURCHASE SHARES

    The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Company's Prospectus. As stated in the Prospectus, shares of each Fund may be purchased at net asset value by various persons associated with the Company, the Adviser, ASB Securities LLC, ASB Holdings, certain firms providing services to the Company or affiliates thereof for the purpose of promoting good will with employees and others with whom the Company has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

                                   TAX STATUS

    Each Fund intends to qualify annually as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code'). In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses; and

(c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the year.

    If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at Fund-level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as dividends and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes and interest on such unrealized gains, and make certain substantial distributions.

    As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

    Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Pursuant to recently enacted legislation, certain dividends received by non-corporate shareholders (including individuals), known as 'qualified dividend income,' may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gains. To the extent that a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders. However, any dividends paid by a Fund that are attributable to distributions from real estate investment trusts ('REITs') will not qualify for the corporate dividends-received deduction, nor will they qualify for the maximum 15% tax rate on certain Fund dividends earned by noncorporate shareholders (including individuals). A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Distributions of net capital gains derived from all sales of portfolio securities by a Fund occurring after May 5, 2003, if any, designated as capital gains distributions, are generally taxable to individual shareholders at a maximum 15% capital gains rate, regardless of whether the shareholder has held the Fund's shares for more than one year, and are not eligible for the dividends-received deduction. After the close of each fiscal year, each Fund will designate the portion of its dividend income constituting qualified dividend income, dividends eligible for the corporate dividends received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

    Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the 'original issue discount') each year that the securities are held, even though the Fund receives no interest payments. In addition, a Fund's investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, Section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements. If a Fund invests in certain high yield original issue discount obligations issued by U.S. corporations, a portion of the original issue discount accruing on such an obligation may be eligible for the corporate dividends-received deduction. In such event, a portion of the dividends from investment company taxable income paid by the Fund to its corporate shareholders may be eligible for this corporate dividends-received deduction if so designated by the Fund in a written notice to shareholders.

    Certain regulated futures, nonequity option, and foreign currency contracts in which the Funds may invest are 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

    Generally, the hedging transactions undertaken by the Funds may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by these Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders.

    Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

    Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain 'appreciated financial positions' if generally the Fund enters into a short sale of offsetting notional principal contract with respect to, or a futures or a forward contract to deliver the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer's risk of loss with respect to the appreciated securities reduced by certain circumstances.

    If a Fund has long-term capital gain from a 'constructive ownership transaction' with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and contemporaneous maturity dates.

    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in terms of a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund's distributions for the taxable year (including distributions made before such section 988 losses were recouped) world be treated as a return of capital to the Fund's shareholders (rather than as dividends), thereby reducing the basis of each shareholder's Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder's adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

    Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced federal income tax rates, generally depending upon the shareholder's holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund. A shareholder's tax basis in the class of Fund shares acquired will be the same as such shareholder's basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

    Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

    Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds' investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from its U.S. federal gross income, if any.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and Gold Fund, if the pass through election described above is made, the source of the electing Fund's income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source 'passive income.' For this purpose, foreign source 'passive income' generally includes foreign source dividends (other than dividends from non-controlled section 902 corporations, and certain other corporations), interest, capital gains and foreign currency gains. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than 'qualified passive income.' The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. Furthermore, certain retirement accounts cannot claim the benefit of the foreign tax credit from dividends paid on foreign securities held by a Fund. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of an eligible Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to a foreign country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or U.S. nonresident corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund's election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

    Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as 'passive foreign investment companies' or 'PFICs'), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain 'excess distributions' from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund's holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund's net investment income for that year and, to the extent distributed as a dividend to the Fund's shareholders, would not be taxable to the Fund.

    A Fund may be able elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund ('QEF') election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

    Each Fund may be required to withhold U.S. federal income tax currently at the rate of 28% of all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

    Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

    Since, at the time of an investor's purchase of a Fund's shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may in economic reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

    Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective.

    In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

    Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors, including a majority of the Directors who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.

    A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Directors.

    In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.

    With respect to the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund: for the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Funds paid total brokerage commissions which were attributable to research services of $6,621,472, $2,119,437 and $2,985,943, respectively, in connection with transactions amounting to $1,807,297,114, $1,772,088,246 and $1,305,197,411, respectively. During the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, the Funds paid total brokerage commissions of $6,637,041, $2,533,461 and $2,985,943, respectively, of which $186,439 (representing 2.81% of total brokerage commissions), $414,024 (representing 16.34% of total brokerage commissions) and $224,622 (representing 7.52% of total brokerage commissions), respectively, were paid to a broker-dealer affiliate or related party of the Adviser. For the same periods, the percentage of brokerage transactions involving payment of commissions to a broker-dealer affiliate or related party of the Adviser was 1.6% of total transactions, 11.39% of total transactions and 5.03% of total transactions, respectively.

    With respect to the First Eagle Fund of America: for the years ended
October 31, 2003, 2002 and 2001, First Eagle Fund of America paid total brokerage commissions of $2,206,113, $2,313,789 and $2,029,904, respectively, of which $45,951, $25,470 and $50,330, respectively, were paid to broker-dealer affiliates of the Adviser. For the fiscal years ended October 31, 2003, 2002 and 2001, brokerage commissions paid to a broker-dealer affiliate or related party of the Adviser constituted 2.08%, 1.10% and 2%, respectively, of the total brokerage commissions paid by First Eagle Fund of America, and represented 1%, 4% and 4%, respectively, of the aggregate dollar amount of its portfolio transactions involving the payment of commissions. Of the total brokerage commissions paid during the fiscal years ended October 31, 2003, 2002 and 2001, $2,087,827 (or 95%), $2,288,103 (or 99%) and $1,979,574 (or 98%), respectively, were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                              CUSTODY OF PORTFOLIO

    The Company's custodian and foreign custody manager for the Funds' assets is The Bank of New York, One Wall Street, New York, NY 10286.

                              INDEPENDENT AUDITORS

    The Company's independent auditors are KPMG LLP, Certified Public Accountants, 757 Third Avenue, New York, NY 10017. KPMG LLP audits each Fund's annual financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

                              FINANCIAL STATEMENTS

    The Funds' financial statements and notes thereto appearing in their October 31, 2003 Annual Reports to Shareholders and the reports thereon of KPMG LLP, Certified Public Accountants are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

                                    APPENDIX

                        RATINGS OF INVESTMENT SECURITIES

    The rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds' investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

    The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ('Moody's') and Standard & Poor's Corporation ('S&P').

MOODY'S RATINGS

    Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'giltedge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

    Aa -- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

    A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

    AAA -- Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

    BB -- B -- CCC -- CC -- BONDS A-1 -- A-RATED BB, B, CCC AND CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

    BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                      A-2